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                                                                   EXHIBIT 10.05
                              AMENDED AND RESTATED
                       EMPLOYEE EQUITY PARTICIPATION PLAN
                                       OF
                           LEAPFROG ENTERPRISES, INC.


         LEAPFROG ENTERPRISES, INC. (formerly Knowledge Kids Enterprises, Inc.), a Delaware corporation (the "Company") adopted an Employee Equity Participation Plan effective as of March 21, 2000 (the "Original Plan"). The Company desires to increase the maximum number of shares which may be issued under the plan and to adopt other changes to the Original Plan. This Amended and Restated Leapfrog Enterprises, Inc. Employee Equity Participation Plan (the "Plan") amends and completely restates the Original Plan.

         The purposes of this Plan are as follows:

                  (1) To further the growth, development, and financial success of the Company by providing additional incentives to certain of its employees and the employees of its subsidiaries.

                  (2) To permit such employees to benefit directly from the Company's growth, development, and financial success.

                  (3) To enable the Company to attract and retain the services of the type of managerial and administrative employees considered essential to the long-range success of the Company.

                                    ARTICLE 1

                                   DEFINITIONS

         Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

         SECTION 1.1 BOARD

                  "Board" shall mean the Board of Directors of the Company.

         SECTION 1.2 CAUSE

                  "Cause" shall have the meaning assigned to it in any relevant employment agreement between the Company and the Holder, otherwise a termination shall be for "cause" if the Holder shall (i) commit an act of fraud, embezzlement, or misappropriation, (ii) be convicted of, or enter a plea of guilty or no contest to, any felony involving moral turpitude or dishonesty,
(iii) commission of an act which amounts to willful misconduct, wanton misconduct, or gross

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negligence, or (iv) willfully fail to perform the responsibilities and duties of his employment with the Company.

         SECTION 1.3 CODE

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         SECTION 1.4 COMMITTEE

                  "Committee" shall mean the Compensation Committee of the Board of Directors of the Company.

         SECTION 1.5 COMPANY

                  "Company" shall mean Knowledge Kids Enterprises, Inc., a Delaware corporation.

         SECTION 1.6 DIRECTOR

                  "Director" shall mean a member of the Board.

         SECTION 1.7 EMPLOYEE

                  "Employee" shall mean any full-time employee of the Company, or of any entity which is then a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

         SECTION 1.8 EXERCISE AMOUNT

                  The "Exercise Amount" of a Stock Appreciation Right shall mean the product of (i) the number of Phantom Shares as to which the Stock Appreciation Right is then being exercised and (ii) the excess, if any, of (1) the Value of a Phantom Share as defined in Section 1.19 hereto over (2) the Initial Price of the Phantom Share established in the applicable Employee Equity Participation Agreement, as the same may have been adjusted subsequent to the execution of the applicable Employee Equity Participation Agreement pursuant to the terms thereof and of this Plan.

         SECTION 1.9 HOLDER

                  "Holder" shall mean an Employee to whom a Stock Appreciation Right is granted under the Plan.

         SECTION 1.10 INITIAL PRICE

                  The "Initial Price" of a Phantom Share shall mean the Value of a Phantom Share with respect to which a Stock Appreciation Right is granted determined as of the date on which the Stock Appreciation Right is granted, as determined by the Committee. The Holder may not dispute the Committee's determination of the Initial Price.

                                       2.
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         SECTION 1.11 OFFICER

                  "Officer" shall mean an officer of the Company or any Subsidiary.

         SECTION 1.12 PERMANENT DISABILITY

                  "Permanent Disability" shall have the meaning assigned to it in any relevant employment agreement between the Company and the Holder, otherwise the meaning of "permanent disability" shall be determined by the Board.

         SECTION 1.13 PHANTOM SHARES

                  "Phantom Shares" shall mean hypothetical, nonexistent shares of Class A Common Stock of the Company. One Phantom Share shall be the equivalent of one share of Class A Common Stock of the Company.

         SECTION 1.14 PLAN

                  "Plan" shall mean this Employee Equity Participation Plan of Knowledge Kids Enterprises, Inc.

         SECTION 1.15 SECRETARY

                  "Secretary" shall mean the Secretary of the Company.

         SECTION 1.16 STOCK APPRECIATION RIGHT

                  "Stock Appreciation Right" shall mean the right granted to a Holder under this Plan and the Holder's Employee Equity Participation Agreement to receive cash measured by the appreciation in the Value of the Phantom Shares granted to the Holder under the Plan from the date of grant to the date of exercise, subject to the limitations and conditions provided in this Plan and in the Holder's Employee Equity Participation Agreement.

         SECTION 1.17 SUBSIDIARY

                  "Subsidiary" shall mean any entity, whether a corporation, partnership, joint venture or other organization, in an unbroken chain of entities beginning with the Company if each of the entities other than the last tier entity in the unbroken chain then owns stock or other equity possessing 50% or more of the total combined voting power of all classes of stock or other equity in the next tier entity in such chain.

         SECTION 1.18 TERMINATION OF EMPLOYMENT

                  "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company or a Subsidiary. The Board, in its absolute discretion, shall

                                       3.
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determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.

         SECTION 1.19 VALUE OF A PHANTOM SHARE

                  The "Value of a Phantom Share" as of any date shall be the "fair market value" of a share of the Company's Class A Common Stock (a "Share"). The "fair market value" of a Share as of a given date shall mean: (i) the average closing price of a Share on the principal exchange on which Shares are then trading, if any (or as reported on any composite index which includes such principal exchange), on the ten (10) most current trading days immediately prior to such date, or (ii) if the Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, the average mean between the closing representative bid and asked prices for the Shares on the ten (10) most recent trading days immediately prior to such date as reported by NASDAQ or such successor quotation system; or (iii) in the event that clauses (i) and (ii) above are inapplicable, the "fair market value" shall be determined in good faith by the Committee as frequently and covering such period as the Committee shall determine in its discretion. The good faith determination of "fair market value" by the Committee pursuant to clause (i) or (ii) above shall be conclusive and binding on the Holders. For so long as "fair market value" is determined pursuant to clause (iii) above, the Committee shall, upon receipt of an exercise notice pursuant to Section 5.3 hereof, notify the Holder in writing of its determination (the "Valuation Notice"). If the Holder disputes the fair market value set forth in the Committee's Valuation Notice, then the Holder shall so notify the Committee in writing (the "Appraisal Notice") within five (5) business days of delivery of the Valuation Notice. The Holder may not dispute the Committee's determination of the Initial Price. Within fifteen (15) business days of the delivery of the Appraisal Notice, the Committee and the Holder shall each appoint a professional appraiser to determine the fair market value of the Shares. Each appraiser shall have at least five (5) years experience in appraising companies similar to the Company. The two appraisers shall within the succeeding twenty (20) day period after their selection, attempt to reach agreement on the fair market value. If the appraisers reach such agreement, their agreement shall be final and binding on the Company and the Holder. If the appraisers fail to agree, they shall within ten (10) days thereafter select a third appraiser with the same qualification requirements, and the three (3) appraisers shall establish the fair market value by majority vote within the succeeding twenty (20) day period and such determination of the fair market value shall be final and binding on the Company and the Holder. In all events, the appraisers selected shall be unaffiliated with and otherwise independent of the Company, the Holder, and their affiliates. If the fair market value as determined by the appraisers is less than 105% of the value as determined by the Committee, then the Holder shall pay all costs associated with the appraisers. If the fair market value as determined by the appraisers is equal to or more than 105% of the value as determined by the Committee, then the Company shall pay for all costs associated with the appraisers.

                                       4.
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                                   ARTICLE 2

                         PHANTOM SHARES SUBJECT TO PLAN

         SECTION 2.1 PHANTOM SHARES SUBJECT TO PLAN

                  The aggregate number of Phantom Shares as to which Stock Appreciation Rights may be granted under the Plan shall not exceed One Million Five Hundred Thousand (1,500,000).

         SECTION 2.2 UNEXERCISED STOCK APPRECIATION RIGHTS

                  If any Stock Appreciation Right expires or is canceled without having been fully exercised, the number of Phantom Shares subject to such Stock Appreciation Right but as to which such Stock Appreciation Right was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitation of Section 2.1.

         SECTION 2.3 CHANGES IN COMPANY'S SHARES

                  In the event that the outstanding Class A Common Stock of the Company is hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number of Phantom Shares which may be subject to Stock Appreciation Rights under the Plan, including adjustments to the limitation in Section 2.1 on the maximum number of Phantom Shares which may be subject to Stock Appreciation Rights under the Plan.

                                    ARTICLE 3

                      GRANTING OF STOCK APPRECIATION RIGHTS

         SECTION 3.1 ELIGIBILITY

                  Any Employee of the Company or of any entity which is then a Subsidiary shall be eligible to be granted Stock Appreciation Rights.

         SECTION 3.2 GRANTING OF STOCK APPRECIATION RIGHTS

                  (a) The Committee may from time to time, in its absolute discretion:

                           (i) Select from among its Employees (including those
to whom Stock Appreciation Rights have been previously granted under the Plan) such of them as in its opinion should be granted Stock Appreciation Rights; and

                           (ii) Determine the number of Phantom Shares to be
subject to such Stock Appreciation Rights granted to such selected Employees;
and

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                           (iii) Determine the terms and conditions of such
Stock Appreciation Rights consistent with the Plan, other than the vesting schedule as set forth in Section 3.4 hereof.

                  (b) Upon the selection of an Employee to be granted a Stock Appreciation Right, the Committee, subject to approval by the Board, shall instruct the Secretary to prepare an Employee Equity Participation Agreement reflecting such Stock Appreciation Right, and, except as otherwise provided in this Plan, may impose such conditions on the grant of such Stock Appreciation Right as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of a Stock Appreciation Right to an Employee that the Employee surrender for cancellation some or all of the unexercised Stock Appreciation Rights which have been previously granted to him. A Stock Appreciation Right the grant of which is conditioned upon such surrender may have an Initial Price lower (or higher) than the Initial Price of the surrendered Stock Appreciation Right, may cover the same (or a lesser or greater) number of Phantom Shares as the surrendered Stock Appreciation Right, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of Phantom Shares, Initial Price, exercise period or any other term or condition of the surrendered Stock Appreciation Right.

         SECTION 3.3 RIGHT OF THE COMMITTEE TO CONVERT STOCK APPRECIATION RIGHTS TO OPTIONS

                  Notwithstanding the provisions of this Plan, the Committee shall have the right, but not the obligation, to convert the Stock Appreciation Rights granted to any or all Holders pursuant to this Plan from Stock Appreciation Rights in Phantom Shares to "options" to purchase shares of Class A Common Stock of the Company or such other securities of the Company as the Class A Common Stock may have been exchanged for or into. Any conversion effected pursuant to this Section 3.3 shall adopt (i) an exercise price of the options not more than the Initial Price as stated in the Holder's Employee Equity Participation Agreement, (ii) an option period not less than the period of exercisability as provided in the Holder's Employee Equity Participation Agreement, (iii) a vesting schedule no less favorable than the vesting schedule provided in the Holder's Employee Equity Participation Agreement, and (iv) such other terms as determined by the Committee. Upon the Committee's determination to effect a conversion pursuant to this Section 3.3, the Committee shall provide prompt notice to the Holder of such determination (the "Conversion Notice"). The Holder must surrender his Employee Equity Participation Agreement within thirty
(30) days of the delivery of the Conversion Notice. Within fifteen (15) business days of the receipt of the Holder's Employee Equity Participation Agreement, the Committee shall issue an Option Agreement to the Holder consistent with this
Section 3.3 and such other terms as determined by the Committee.

         SECTION 3.4 SECTION 3.4 - VESTING OF STOCK APPRECIATION RIGHTS

                  Subject at all times to Sections 4.3, 4.4 and 4.7 hereof, the Stock Appreciation Rights granted to a Holder shall vest and thereby become exercisable as set forth in such Holder's Employee Equity Participation Agreement.

                                       6.
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                                    ARTICLE 4

                       TERMS OF STOCK APPRECIATION RIGHTS

         SECTION 4.1 EMPLOYEE EQUITY PARTICIPATION AGREEMENT

                  Each Stock Appreciation Right shall be evidenced by a written Employee Equity Participation Agreement, which shall be executed by the Holder and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

         SECTION 4.2 STOCK APPRECIATION RIGHT INITIAL PRICE

                  The Initial Price (as defined in Section 1.10 hereto) of each Phantom Share subject to each Stock Appreciation Right shall be set by the Committee and shall be specified in the applicable Employee Equity Participation Agreement. By executing his Employee Equity Participation Agreement, the Employee shall be deemed to agree with the Committee's determination of the Initial Price.

         SECTION 4.3 COMMENCEMENT OF EXERCISABILITY

                  (a) Subject to the provisions of Sections 4.3, 4.4 and 4.7 hereof, Stock Appreciation Rights shall become exercisable in accordance with
Section 3.4 hereof; provided, however, that the Committee may adopt a resolution after a Stock Appreciation Right is granted which may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3,
4.4 and 4.7 hereof, accelerate the time at which such Stock Appreciation Right or any portion thereof may be exercised.

                  (b) No portion of a Stock Appreciation Right may be exercised until the first to occur of (i) an underwritten initial public offering of the Company's Class A Common Stock or other securities into which the Company's Class A Common Stock has been exchanged (an "IPO"), or (ii) five (5) years from the date of adoption of this Plan.

                  (c) Notwithstanding the provisions of Section 4.3(b), upon a Holder's Termination of Employment prior to the points in time described in
Section 4.3(b)(i) or (ii), the Holder may exercise his Stock Appreciation Right to the extent such right has vested pursuant to this Plan and otherwise in accordance with the Holder's Employee Equity Participation Agreement. In the event a Stock Appreciation Right is so exercised prior to an IPO, the Holder shall be entitled to receive, in lieu of receiving cash upon exercise of the Stock Appreciation Right, an equal amount of cash, without interest, upon the first to occur of (i) an IPO or (ii) five (5) years from the date of adoption of this Plan. In the event of an IPO, the Committee may elect to pay to the Holder who has exercised a Stock Appreciation Right the Exercise Amount (including the Exercise Amount due under a Stock Appreciation Right that was exercised before the IPO) in (i) cash or (ii) registered Class A Common Stock of the Company or other registered securities into which the Company's Class A Common Stock has been exchanged, in either case of equal value to the cash benefit of the Exercise Amount.

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                  (d) No portion of a Stock Appreciation Right which has expired pursuant to Section 4.4 shall thereafter become exercisable.

         SECTION 4.4 EXPIRATION OF STOCK APPRECIATION RIGHTS

                  (a) No Stock Appreciation Right may be exercised to any extent by any Holder, a Holder's personal representative in the event of the death or legally declared incapacity of the Holder or any other individual after the first to occur of the following events:

                           (i) The expiration of ten years from the date the
Stock Appreciation Right was granted; or

                           (ii) The expiration date stated in the applicable
Employee Equity Participation Agreement; or

                           (iii) Except in the case of any Holder (a) who
terminates employment with the Company on his own volition, (b) whose employment with the Company or a Subsidiary is terminated by reason of his Permanent Disability or death or (c) whose employment is terminated by the Company or a Subsidiary for Cause, the expiration of 90 days from the date of the Holder's Termination of Employment; or

                           (iv) In the case of any Holder whose employment with
the Company or a Subsidiary is terminated by reason of his Permanent Disability, the expiration of 180 days from the date of the Holder's Termination of Employment; or

                           (v) In the case of any Holder who terminates
employment with the Company on his own volition, or whose employment with the Company or a Subsidiary is terminated for Cause, the expiration of 90 days from the date of the Holder's Termination of Employment; or

                           (vi) If the Holder's employment with the Company or a
Subsidiary is terminated by reason of his death, the expiration of 180 days from the date of the Holder's death.

                  (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Employee Equity Participation Agreement, when the Stock Appreciation Right provided for therein expires and becomes unexercisable.

         SECTION 4.5 CONSIDERATION

                  Nothing in this Plan or in any Employee Equity Participation Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause.

                                       8.
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         SECTION 4.6 ADJUSTMENTS IN OUTSTANDING APPRECIATION RIGHTS

                  In the event that the Company's Class A Common Stock is changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number of Phantom Shares as to which all outstanding Stock Appreciation Rights, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Holder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Stock Appreciation Right shall be made without change in the total Initial Price applicable to the Stock Appreciation Right or the unexercised portion of the Stock Appreciation Right (except for any change in the aggregate Initial Price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Initial Price per Phantom Share. Any such adjustment made by the Committee shall be final and binding upon all Holders, the Company and all other interested persons.

         SECTION 4.7 MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION

                  Upon or in connection with the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 50% or more of the Company's then outstanding voting stock or membership interest or the liquidation or dissolution of the Company, such Stock Appreciation Right shall either, at the discretion of the Committee, (a) be (i) assumed or (ii) replaced by a substitute stock appreciation right granted by any successor corporation or
(b) be or become exercisable, for a minimum of 30 days prior to such event, as to all Phantom Shares covered thereby to the extent then exercisable. Unless assumed as provided above, no Stock Appreciation Right may be exercised to any extent by anyone after the effective date of such merger, consolidation, acquisition, liquidation or dissolution.

                                    ARTICLE 5

                      EXERCISE OF STOCK APPRECIATION RIGHTS

         SECTION 5.1 PERSON ELIGIBLE TO EXERCISE

                  Except as provided in the following sentence, only the Holder may exercise a Stock Appreciation Right granted to him, or any portion thereof, during his lifetime. After the death or legally declared incapacity of the Holder, any exercisable portion of a Stock Appreciation Right may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under then applicable law.

         SECTION 5.2 PARTIAL EXERCISE

                  At any time and from time to time prior to the time when any exercisable Stock Appreciation Right or exercisable portion thereof becomes unexercisable under Section 4.4 or Section 4.7, such Stock Appreciation Right or portion thereof may be exercised in whole or in

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part; provided, however, that the Committee may require any partial exercise to be with respect to a specified minimum number of Phantom Shares.

         SECTION 5.3 MANNER OF EXERCISE

                  An exercisable Stock Appreciation Right, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Stock Appreciation Right or such portion becomes unexercisable under Section 4.4 or Section 4.7:

                  (a) Notice in writing signed by the Holder or other person then entitled to exercise such Stock Appreciation Right or portion, stating that such Stock Appreciation Right or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                  (b) In the event that the Stock Appreciation Right or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right or portion thereof.

         SECTION 5.4 EFFECT OF EXERCISE

                  (a) Upon the exercise of all or part of a Stock Appreciation Right in accordance with the provisions of the Plan and the applicable Employee Equity Participation Agreement, the Company shall pay to the Holder or other person properly exercising such Stock Appreciation Right an amount (the "Exercise Amount"), as provided in Section 5.4(b), equal to the product of (i) the number of Phantom Shares as to which the Stock Appreciation Right is then being exercised and (ii) the excess, if any, of (1) the Value of a Phantom Share as defined in and determined in accordance with Section 1.19 hereof over (2) the Initial Price of a Phantom Share established in the applicable Employee Equity Participation Agreement, as the same may have been adjusted pursuant to the terms of this Plan and the applicable Employee Equity Participation Agreement.

                  (b) The Exercise Amount determined under Section 5.4(a) shall be paid in full no later than the second company payroll date following the date on which the Stock Appreciation Right, or any portion thereof, has been exercised and the date of the final determination of the applicable Value of a Phantom Share in accordance with the terms of Section 1 .19 hereof with respect to which the Stock Appreciation Right has been exercised. If the Committee elects pursuant to Section 4.3(c) to pay the Exercise Amount in the form of shares the Company's Class A Common Stock or other securities into which the Company's Class A Common Stock has been exchanged, the value of such shares or other securities payable shall be of equal value to the cash benefit of the Exercise Amount payable.

                  (c) The Company shall make appropriate deductions from the amounts payable under Section 5.4(a) for payroll tax and other withholdings required by federal, state or local law or requested by the Holder.

                                      10.
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         SECTION 5.5 NO RIGHTS AS SHAREHOLDERS

                  The Holders of Stock Appreciation Rights shall not be, nor have any of the rights or privileges of, shareholders of the Company by virtue of such Stock Appreciation Rights or the exercise thereof.

                                    ARTICLE 6

                                 ADMINISTRATION

         SECTION 6.1 DUTIES AND POWERS OF THE COMPENSATION COMMITTEE

                  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Employee Equity Participation Agreements and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

         SECTION 6.2 PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

                  The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Board, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee and the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No Director shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Employee Equity Participation Agreements, and all Directors shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                    ARTICLE 7

                                OTHER PROVISIONS

         SECTION 7.1 LIMITATIONS ON RIGHTS OF HOLDERS

                  Holders of Stock Appreciation Rights under the Plan shall have no interest or claim in any fund or specific asset of the Company by reason of any Stock Appreciation Right or the exercise of any Stock Appreciation Right. No trust shall be created in connection with the Plan, and there shall be no funding required to secure the payment of any amounts becoming payable under the Plan. Holders shall constitute general unsecured creditors of the Company, without priority or preference.

         SECTION 7.2 STOCK APPRECIATION RIGHTS NOT TRANSFERABLE

                  No Stock Appreciation Right or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or

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any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.2 shall prevent transfers by will or by the applicable laws of descent and distribution.

         SECTION 7.3 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

                  The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee, subject to approval by the Board. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the Holder of a Stock Appreciation Right, impair any rights or obligations under any Stock Appreciation Right theretofore granted. No Stock Appreciation Right may be granted during any period of suspension nor after termination of the Plan, and in no event may any Stock Appreciation Right be granted under this Plan after December 31, 2006.

         SECTION 7.4 EFFECT OF PLAN UPON OTHER STOCK APPRECIATION RIGHTS AND COMPENSATION PLANS

                  The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume stock appreciation rights otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of stock appreciation rights in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

         SECTION 7.5 TITLES

                  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                     * * * *

         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Leapfrog Enterprises, Inc. effective as at September 17, 2001.

         Executed as of this 5th day of December 2001.


                                         /s/ Stanley E. Maron
                                         --------------------------------------
                                         Secretary




                                      12.